Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-72042    HV-5776 - PremierSolutions Cornerstone
333-72042    HV-6775 - PremierSolutions Cornerstone (Series II)
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Supplement dated July 14, 2023 to your Prospectus dated May 1, 2023
This Supplement dated July 14, 2023 amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Underlying Funds
Effective immediately, the Federated Hermes High Income Bond Fund– Class A changed its name from Federated Hermes High Income Bond Fund– Class A to Federated Hermes Sustainable High Yield Bond Fund– Class A.
Also effective immediately, the Current Expenses for the Federated Hermes Fund for U.S. Government Securities– Class A and the Federated Hermes Sustainable High Yield Bond Fund– Class A (formerly Federated Hermes High Income Bond Fund– Class A) shown in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 are updated as follows.
All other information contained in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 remains unchanged.
FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Fund Intermediate Government	Federated Hermes Fund for U.S. Government Securities - Class A Adviser: Federated Investment Management Company Subadviser: N/A	1.12%	-12.05%	-1.12%	0.10%
US Fund High Yield Bond	Federated Hermes Sustainable High Yield Bond Fund– Class A* (formerly Federated Hermes High Income Bond Fund - Class A) Adviser: Federated Investment Management Company Subadviser: N/A	1.03%	-11.73%	1.64%	3.36%
* This Fund’s Current Expenses reflect a temporary fee reduction.

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-5-HV5776_6775